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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 26, 2001
                                                         ----------------



                             CityFed Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  000-13311          22-2527684
           --------                  ---------          ----------
 (State or other jurisdiction    (Commission File     (IRS Employer
     of incorporation or             Number)          Identification
        organization)                                      No.)

                       P.O. Box 3126, Nantucket, MA 02584
                       ----------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (508) 228-2366





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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On October 26, 2001, the Board of Directors of CityFed Financial Corp. (the "Company") approved the Company's decision to engage the accounting firm of Lefkowitz, Garfinkel, Champi & DeRienzo P.C. ("Lefkowitz") as independent accountants for the Company and dismiss the accounting firm of Deloitte & Touche LLP as independent accountants for the Company.

      The audit report of Deloitte & Touche LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

      The independent auditors' report of Deloitte and Touche LLP on the financial statements of CityFed Financial Corp. as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included a disclaimer of opinion because of the possible material effects of uncertainties related to commitments and contingencies which raise substantial doubt about the Company's ability to continue as a going concern as discussed in Notes 1 and 8 of the notes to the financial statements in the Form 10-K filed with the SEC on April 13, 2001.

      During the two most recent fiscal years and the subsequent interim period from December 31, 2000 through October 26, 2001, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing or review scope or procedure or any reportable events, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years. In addition, there is no information or event required to be reported herein pursuant to Subsection
(a)(1)(iv)(B) of Rule 304 of Regulation S-B.

      The Company provided Deloitte & Touche LLP with a copy of the disclosures contained herein and requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the SEC stating whether Deloitte & Touche LLP agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter from Deloitte & Touche LLP is filed as Exhibit 16 to this Form 8-K.

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      The Company did not consult with  Lefkowitz  during the Company's two most recent fiscal years or the subsequent interim period through October 26, 2001 regarding: (i) the application of accounting principles to a specified completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement with the Company's former accountant or reportable event (as contemplated by Item 304 of Regulation S-B).

      The Company provided Lefkowitz with a copy of the disclosures herein and requested that Lefkowitz review the disclosures prior to delivery and filing hereof with the SEC. The Company has given Lefkowitz the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification or statement as to whether it disagrees with the statements made by the Company.

ITEM 5.     OTHER EVENTS

      Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

      Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   FINANCIAL STATEMENTS.
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            Not applicable.

      (b)   PRO FORMA FINANCIAL STATEMENTS.
            ------------------------------

            Not applicable.

      (c)   EXHIBITS.
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            16  Letter  from  Deloitte & Touche LLP to the  Commission dated letter of October 26, 2001

ITEM 8.     CHANGE IN FISCAL YEAR

      Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

      Not applicable.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            CITYFED FINANCIAL CORP.

                                By: /s/ John W. Atherton, Jr.
                                   --------------------------
                                   John W. Atherton, Jr.
                                   President, Chief Executive Officer
                                      and Treasurer (Principal Executive
                                      and Financial Officer)




Date:  October 29, 2001


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